SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): OCTOBER 21, 2003

                               MILTOPE GROUP INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-13433                 11-2693062
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State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

           3800 RICHARDSON ROAD, SOUTH HOPE HULL, AL           36043
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           (Address of Principal Executive Offices)         (Zip Code)


      (Registrant's telephone number, including area code): (334) 284-8665


                                 NOT APPLICABLE
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      (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 21, 2003, Miltope Group Inc. ("MGI"), Miltope Corporation ("MILTOPE"), Vision Technologies Kinetics, Inc. ("VTK") and a wholly-owned acquisition subsidiary of VTK (the "ACQUISITION SUBSIDIARY") entered into an Agreement and Plan of Merger (attached to this Current Report as Exhibit 2.1, the "MERGER AGREEMENT"), pursuant to which, among other things, MGI will merge with and into Miltope, and the Acquisition Subsidiary will merge with and into Miltope. As a result of these two mergers, Miltope will be a wholly-owned subsidiary of VTK, and MGI will cease to exist. Completion of the mergers is subject to a number of terms and conditions, including the receipt of all required regulatory approvals and approval by a majority of the stockholders of MGI at a special meeting of MGI's stockholders. Separately, pursuant to a Primary Voting Agreement and a Secondary Voting Agreement (each attached to this Current Report as Exhibits 2.2 and 2.3, respectively), both dated as of October 21, 2003, by and among MGI, VTK, the Acquisition Subsidiary and Great Universal Incorporated ("GREAT UNIVERSAL"), Great Universal, the holder of a majority of MGI's capital stock, agreed to vote in favor of the merger at the special meeting of MGI's stockholders.

         Pursuant to the terms of the Merger Agreement, upon the closing of the mergers, each holder of MGI's common stock will receive, in exchange for each such share, $5.78 in cash, without interest thereon, and one contingent value right ("CVR"). As further described in the Contingent Value Rights Agreement, dated as of October 21, 2003, by and among MGI, Miltope, VTK and Great Universal (attached to this Current Report as Exhibit 2.4), each CVR represents the non-transferable right to receive a pro rata share of 50% of the net proceeds, if any, from Miltope's lawsuit against DRS Technologies Inc. and other parties, after adjustments for taxes. The remaining 50% of the net proceeds from the lawsuit will be retained by Miltope. In addition, $700,000 has been reserved by VTK to fund certain costs and expenses associated with the lawsuit.

         In connection with the Merger Agreement, Great Universal agreed to indemnify VTK and Miltope and its affiliates with respect to certain matters, pursuant to an Indemnity Agreement, dated as of October 21, 2003, by and among Great Universal, Miltope and VTK (attached to this Current Report as Exhibit 2.5).

         On October 22, 2003, MGI and VTK issued a joint press release, titled "Miltope To Be Acquired By Vision Technologies Kinetics" (attached to this Current Report as Exhibit 99.1).

NOTE REGARDING FORWARD LOOKING STATEMENTS. The matters discussed in this Current Report on Form 8-K that are not historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and MGI intends that such forward looking statements be subject to the safe harbors created thereby. MGI warns that caution should be taken in relying upon any forward looking statements contained herein, as they involve a number of risks and uncertainties that may cause the actual results of MGI to be materially different from any future results expressed or implied by such forward looking statements. Examples of such risks and uncertainties include, but are not limited to, the ability of MGI to consummate the sale of MGI, future demand for MGI's products and services, general

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economic conditions, actions of competitors, termination of contracts at the convenience of the United States government, customer funding variations in connection with multi-year contracts and follow-on options, and other risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. MGI does not undertake any obligation to update or revise any forward looking statement made by it or on its behalf, whether as a result of new information, future events or otherwise.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b)    Not applicable.

         (c) EXHIBITS. The following exhibits are filed with this report:

                        2.1 Agreement and Plan of Merger, dated as of October 21, 2003, among Vision Technologies Kinetics, Inc., VTK Merger Subsidiary Corporation, Miltope Group Inc. and Miltope Corporation

                        2.2 Primary Voting Agreement, dated as of October 21, 2003, by and among Vision Technologies Kinetics, Inc., VTK Merger Subsidiary Corporation, Miltope Group Inc. and Great Universal Incorporated

                        2.3 Secondary Voting Agreement, dated as of October 21, 2003, by and among Vision Technologies Kinetics, Inc., VTK Merger Subsidiary Corporation, Miltope Group Inc. and Great Universal Incorporated

                        2.4 Contingent Value Rights Agreement, dated as of October 21, 2003, by and among Miltope Group Inc., Miltope Corporation, Vision Technologies Kinetics, Inc. and Great Universal Incorporated

                        2.5 Indemnity Agreement, dated as of October 21, 2003, by and among Great Universal Incorporated, Miltope Corporation and Vision Technologies Kinetics, Inc.

                        99.1 Joint Press Release, dated October 22, 2003, titled "Miltope To Be Acquired By Vision Technologies Kinetics"

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MILTOPE GROUP INC.

                                        (Registrant)


                                        By:      /s/ TOM B. DAKE
                                            ------------------------------------
                                        Name:    Tom B. Dake
                                        Title:   Vice President Finance and
                                                 Chief Financial Officer

                                        Date:    October 23, 2003







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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

2.1 Agreement and Plan of Merger, dated as of October 21, 2003, among Vision Technologies Kinetics, Inc., VTK Merger Subsidiary Corporation, Miltope Group Inc. and Miltope Corporation

2.2 Primary Voting Agreement, dated as of October 21, 2003, by and among Vision Technologies Kinetics, Inc., VTK Merger Subsidiary Corporation, Miltope Group Inc. and Great Universal Incorporated

2.3 Secondary Voting Agreement, dated as of October 21, 2003, by and among Vision Technologies Kinetics, Inc., VTK Merger Subsidiary Corporation, Miltope Group Inc. and Great Universal Incorporated

2.4 Contingent Value Rights Agreement, dated as of October 21, 2003, by and among Miltope Group Inc., Miltope Corporation, Vision Technologies Kinetics, Inc. and Great Universal Incorporated

2.5 Indemnity Agreement, dated as of October 21, 2003, by and among Great Universal Incorporated, Miltope Corporation and Vision Technologies Kinetics, Inc.

99.1 Joint Press Release, dated October 22, 2003, titled "Miltope To Be Acquired By Vision Technologies Kinetics"